Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

 CHESAPEAKE LODGING TRUST REPORTS THIRD QUARTER RESULTS

ARLINGTON, VA, November 1, 2018 – Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), reported today its financial results for the quarter ended September 30, 2018.
HIGHLIGHTS

•	Comparable RevPAR: 5.0% increase for the 20-hotel portfolio over the same period in 2017.

•	Comparable Adjusted Hotel EBITDAre Margin: 20 basis point increase to 33.4% for the 20-hotel portfolio over the same period in 2017.

•	Adjusted Hotel EBITDAre: $52.4 million.

•	Adjusted Corporate EBITDAre: $48.0 million.

•	Net income available to common shareholders: $53.4 million or $0.89 per diluted common share.

•	Adjusted FFO: $38.7 million or $0.65 per diluted common share.

•	Disposition: Sold the 200-room Hyatt Centric Santa Barbara for a sale price of $90.0 million.

“Our hotel portfolio generated RevPAR growth of 5.0% during the third quarter, which met the high end of our provided outlook. We were, however, significantly impacted during the quarter in Chicago as a result of a two-week labor strike as well as significantly higher property tax reassessments than anticipated (which are currently under appeal). Excluding approximately $2.1 million of negative impact to hotel EBITDA as a result of these two items during the quarter, our margin growth would have been 140 basis points, which would have exceeded the high end of our provided outlook and showcases the significant efforts our asset management and hotel teams are making in mitigating cost increases throughout our portfolio. Overall, we are very pleased with our results and performance during the third quarter of 2018,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer.

Mr. Francis continued, “Our portfolio was led by continued strength in San Francisco during the third quarter with RevPAR growth of approximately 17% (or approximately 8% when excluding our JW Marriott San Francisco Union Square, which is experiencing a tailwind from its 2017 renovation). Our concentration in San Francisco continues to serve us well as we head into what is widely expected to be a record-setting 2019 in terms of city-wide room nights generated from the completion of the newly renovated and expanded Moscone Center. All four of our assets in San Francisco will be well positioned and in great condition following the expected completion of our renovation at the Hotel Adagio San Francisco, Autograph Collection in the fourth quarter of 2018.”

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

CONSOLIDATED FINANCIAL RESULTS
The following is a summary of the consolidated financial results for the three and nine months ended September 30, 2018 and 2017 (in millions, except share and per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total revenue	$156.4	$158.3	$454.7	$455.6

Net income available to common shareholders	$53.4	$14.1	$83.7	$38.9
Net income per diluted common share	$0.89	$0.24	$1.39	$0.65

Adjusted Hotel EBITDAre(1)	$52.4	$53.1	$149.2	$146.1

Adjusted Corporate EBITDAre(1)	$48.0	$48.9	$134.7	$132.3

AFFO available to common shareholders(1)	$38.7	$37.7	$107.3	$100.2
AFFO per diluted common share	$0.65	$0.64	$1.79	$1.69

Weighted-average number of diluted common shares outstanding	59,875,427	59,287,812	59,821,327	59,244,803
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.
HOTEL OPERATING RESULTS

The Trust uses the term "comparable" to refer to metrics that include only those hotels owned for the entirety of the two periods being compared. As of September 30, 2018, the Trust owned 20 hotels. Since the Hyatt Centric Santa Barbara was sold on July 26, 2018 and The Hotel Minneapolis, Autograph Collection was sold on November 8, 2017, they have been excluded from the comparable hotel portfolio metrics for the three and nine months ended September 30, 2018 and 2017. Included in the following table are comparisons of the key operating metrics for the comparable 20-hotel portfolio for the three and nine months ended September 30, 2018 and 2017 (in thousands, except for ADR and RevPAR):

	Three Months Ended September 30,			Nine Months Ended September 30,
	2018	2017	Change	2018	2017	Change
Comparable Occupancy	89.7%	88.3%	140 bps	86.5%	83.8%	270 bps
Comparable ADR	$234.51	$226.97	3.3%	$230.09	$227.18	1.3%
Comparable RevPAR	$210.28	$200.33	5.0%	$199.11	$190.48	4.5%
Comparable Adjusted Hotel EBITDAre(1)	$51,665	$49,537	4.3%	$146,245	$138,988	5.2%
Comparable Adjusted Hotel EBITDAre Margin(1)	33.4%	33.2%	20 bps	32.8%	32.1%	70 bps
_____________
(1) See the discussion included in this press release for information regarding this non-GAAP financial measure.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

DISPOSITION ACTIVITY
On July 26, 2018, the Trust sold the 200-room Hyatt Centric Santa Barbara located in Santa Barbara, California for a sale price of $90.0 million, which resulted in a gain on sale of $33.1 million. The Trust acquired the Hyatt Centric Santa Barbara in June 2013 for $61.0 million, or approximately $305,000 per key. In April 2016, the Trust sold a separate five-room villa building and related land parcel at the Hyatt Centric Santa Barbara for $2.1 million to an unrelated buyer. The $90.0 million sale price, or approximately $450,000 per key, represented a 5.4% trailing twelve month NOI cap rate (after factoring in a required 2019 renovation estimated at $6.0 million, the sale price represented a 5.0% NOI cap rate) and produced a 15.3% unleveraged internal rate of return for the Trust over its ownership period. The net proceeds from the sale of the Hyatt Centric Santa Barbara were used to repay all outstanding borrowings under the Trust’s revolving credit facility.
DIVIDEND
On July 13, 2018, the Trust paid a dividend in the amount of $0.40 per share to its common shareholders of record as of June 29, 2018. On September 10, 2018, the Trust declared a dividend in the amount of $0.40 per share payable to its common shareholders of record as of September 28, 2018. The dividend was paid on October 15, 2018.
2018 OUTLOOK
The Trust is updating its previously provided 2018 outlook to incorporate its third quarter results and recent operating trends and fundamentals. The outlook assumes no future acquisitions, dispositions, or financing transactions (in millions, except RevPAR and per share amounts):

Fourth Quarter 2018	Outlook
	Low	High
CONSOLIDATED:

Net income available to common shareholders	$10.5	$12.5
Net income per diluted common share	$0.18	$0.21

Adjusted Corporate EBITDAre	$36.9	$39.1

AFFO available to common shareholders	$28.8	$30.8
AFFO per diluted common share	$0.48	$0.52

Corporate cash general and administrative expense	$2.8	$3.0
Corporate non-cash general and administrative expense	$1.9	$1.9

Weighted-average number of diluted common shares outstanding	59.7	59.7

20-HOTEL PORTFOLIO:

Comparable RevPAR	$181.00	$185.00
Comparable RevPAR change as compared to 2017	2.0%	4.0%
Comparable Adjusted Hotel EBITDAre	$41.6	$44.0
Comparable Adjusted Hotel EBITDAre Margin	29.9%	31.0%
Comparable Adjusted Hotel EBITDAre Margin change as compared to 2017	0 bps	100 bps

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

Full Year 2018	Updated Outlook		Previous Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$93.9	$95.9	$94.6	$99.3
Net income per diluted common share	$1.57	$1.61	$1.59	$1.67

Adjusted Corporate EBITDAre	$171.6	$173.8	$173.1	$178.5

AFFO available to common shareholders	$136.2	$138.2	$136.9	$141.6
AFFO per diluted common share	$2.28	$2.32	$2.29	$2.37

Corporate cash general and administrative expense	$11.7	$11.9	$11.3	$12.1
Corporate non-cash general and administrative expense	$7.6	$7.6	$7.6	$7.6

Weighted-average number of diluted common shares outstanding	59.7	59.7	59.7	59.7

20-HOTEL PORTFOLIO:

Comparable RevPAR	$195.00	$196.00	$193.00	$197.00
Comparable RevPAR change as compared to 2017	3.9%	4.4%	3.0%	5.0%
Comparable Adjusted Hotel EBITDAre	$187.8	$190.2	$189.0	$195.0
Comparable Adjusted Hotel EBITDAre Margin	32.2%	32.4%	32.5%	32.9%
Comparable Adjusted Hotel EBITDAre Margin change as compared to 2017	60 bps	80 bps	90 bps	130 bps
NON-GAAP FINANCIAL MEASURES
The Trust reports the following seven non-GAAP financial measures (within the meaning of the rules of the Securities and Exchange Commission) that it believes are useful to investors as key measures of its operating performance: (1) EBITDAre, (2) Adjusted Corporate EBITDAre, (3) Adjusted Hotel EBITDAre, (4) Adjusted Hotel EBITDAre Margin, (5) FFO, (6) FFO available to common shareholders and (7) AFFO available to common shareholders. Effective January 1, 2018, the Trust began reporting EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin are equivalent to the Trust's previously reported Adjusted Corporate EBITDA, Adjusted Hotel EBITDA, and Adjusted Hotel EBITDA Margin measures, respectively. Reconciliations of all non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
EBITDAre — The Trust calculates EBITDAre in accordance with standards established by NAREIT, which defines EBITDAre as net income (calculated in accordance with GAAP) before interest, income taxes, depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, and adjustments for unconsolidated partnerships and joint ventures. The Trust believes that EBITDAre provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDAre — The Trust further adjusts EBITDAre for certain additional recurring and non-recurring items that are not in NAREIT’s definition of EBITDAre. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Corporate EBITDAre provides investors another

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
Adjusted Hotel EBITDAre — The Trust further adjusts Adjusted Corporate EBITDAre for corporate general and administrative expenses, which is a recurring item. The Trust believes that Adjusted Hotel EBITDAre provides investors a useful financial measure to evaluate the Trust’s hotel operating performance by excluding the impact of corporate-level expenses.
Adjusted Hotel EBITDAre Margin — Adjusted Hotel EBITDAre Margin is defined as Adjusted Hotel EBITDAre as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDAre Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
FFO — The Trust calculates FFO in accordance with standards established by NAREIT, which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, gains (losses) from sales of real estate, impairment charges of depreciated real estate, adjustments for unconsolidated partnerships and joint ventures, and the cumulative effect of changes in accounting principles. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.
FFO available to common shareholders — The Trust reduces FFO for preferred share dividends, write-off of issuance costs of redeemed preferred shares, and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders — The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, November 1, 2018 at 11:00 a.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 3040598. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on November 8, 2018. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (571) 349-9452

conference call ID is 3040598. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 20 hotels with an aggregate of 6,279 rooms in eight states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.
Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts, such as the Trust’s fourth quarter and full year 2018 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of November 1, 2018, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2018	December 31, 2017
	(unaudited)

ASSETS
Property and equipment, net	$1,739,606	$1,823,217
Intangible assets, net	34,823	35,256
Cash and cash equivalents	68,865	44,314
Restricted cash	29,942	30,602
Accounts receivable, net	32,038	20,769
Prepaid expenses and other assets	25,404	21,202
Total assets	$1,930,678	$1,975,360

LIABILITIES AND SHAREHOLDERS’ EQUITY
Long-term debt	$754,599	$829,552
Accounts payable and accrued expenses	74,959	65,783
Other liabilities	31,219	31,597
Total liabilities	860,777	926,932

Commitments and contingencies

Preferred shares, $.01 par value; 100,000,000 shares authorized; no shares issued and outstanding, respectively	—	—
Common shares, $.01 par value; 400,000,000 shares authorized; 60,394,154 and 59,941,088 shares issued and outstanding, respectively	604	599
Additional paid-in capital	1,194,774	1,190,250
Cumulative dividends in excess of net income	(133,463)	(144,734)
Accumulated other comprehensive income	7,986	2,313
Total shareholders’ equity	1,069,901	1,048,428
Total liabilities and shareholders’ equity	$1,930,678	$1,975,360

SUPPLEMENTAL CREDIT INFORMATION:
Fixed charge coverage ratio(1)	3.29	3.00
Leverage ratio(1)	33.9%	39.2%
______________

(1)	Calculated as defined under the Trust’s revolving credit facility.

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except share and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
REVENUE
Rooms	$122,716	$123,241	$348,846	$344,410
Food and beverage	25,396	27,172	83,590	89,620
Other	8,241	7,864	22,227	21,582
Total revenue	156,353	158,277	454,663	455,612

EXPENSES
Hotel operating expenses:
Rooms	27,865	28,132	80,623	80,822
Food and beverage	20,027	21,306	62,876	66,694
Other direct	1,369	1,480	3,721	4,136
Indirect	54,639	54,081	157,976	157,428
Total hotel operating expenses	103,900	104,999	305,196	309,080
Depreciation and amortization	18,621	19,369	56,934	57,252
Air rights contract amortization	130	130	390	390
Corporate general and administrative	4,419	4,216	14,522	13,798
Total operating expenses	127,070	128,714	377,042	380,520

Operating income	29,283	29,563	77,621	75,092

Interest income	190	—	228	—
Interest expense	(8,445)	(9,020)	(26,203)	(24,989)
Gain on sale of hotel	33,109	—	33,109	—

Income before income taxes	54,137	20,543	84,755	50,103

Income tax expense	(758)	(1,590)	(1,017)	(1,470)

Net income	53,379	18,953	83,738	48,633

Preferred share dividends	—	(430)	—	(5,274)
Write-off of issuance costs of redeemed preferred shares	—	(4,419)	—	(4,419)
Net income available to common shareholders	$53,379	$14,104	$83,738	$38,940

Net income per common share:
Basic	$0.90	$0.24	$1.41	$0.65
Diluted	$0.89	$0.24	$1.39	$0.65

Weighted-average number of common shares outstanding:
Basic	59,148,764	59,043,425	59,134,264	59,024,497
Diluted	59,875,427	59,287,812	59,821,327	59,244,803

CHESAPEAKE LODGING TRUST
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Nine Months Ended September 30,
	2018	2017

Cash flows from operating activities:
Net income	$83,738	$48,633
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	56,934	57,252
Air rights contract amortization	390	390
Deferred financing costs amortization	1,211	1,248
Gain on sale of hotel	(33,109)	—
Share-based compensation	5,675	5,671
Other	(226)	(465)
Changes in assets and liabilities:
Accounts receivable, net	(11,785)	(8,825)
Prepaid expenses and other assets	1,212	(1,907)
Accounts payable and accrued expenses	8,801	5,089
Other liabilities	(104)	173
Net cash provided by operating activities	112,737	107,259

Cash flows from investing activities:
Disposition of hotel, net of cash sold	89,821	—
Improvements and additions to hotels	(30,066)	(41,952)
Net cash provided by (used in) investing activities	59,755	(41,952)

Cash flows from financing activities:
Redemption of preferred shares	—	(125,000)
Borrowings under revolving credit facility	55,000	300,000
Repayments under revolving credit facility	(120,000)	(250,000)
Proceeds from issuance of unsecured term loan	—	225,000
Scheduled principal payments on mortgage debt	(9,604)	(134,435)
Payment of deferred financing costs	(1,560)	(1,771)
Payment of dividends to common shareholders	(71,291)	(72,168)
Payment of dividends to preferred shareholders	—	(7,320)
Repurchase of common shares	(1,146)	(1,065)
Net cash used in financing activities	(148,601)	(66,759)
Net increase (decrease) in cash, cash equivalents, and restricted cash	23,891	(1,452)
Cash, cash equivalents, and restricted cash, beginning of period	74,916	79,188
Cash, cash equivalents, and restricted cash, end of period	$98,807	$77,736

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income	$53,379	$18,953	$83,738	$48,633
Add: Interest expense	8,445	9,020	26,203	24,989
Income tax expense	758	1,590	1,017	1,470
Depreciation and amortization	18,621	19,369	56,934	57,252
Less: Interest income	(190)	—	(228)	—
Gain on sale of hotel	(33,109)	—	(33,109)	—
EBITDAre	47,904	48,932	134,555	132,344
Add: Non-cash amortization(1)	54	(25)	164	(76)
Adjusted Corporate EBITDAre	47,958	48,907	134,719	132,268
Add: Corporate general and administrative	4,419	4,216	14,522	13,798
Adjusted Hotel EBITDAre	52,377	53,123	149,241	146,066
Less: Adjusted Hotel EBITDAre of hotels sold(2)	(712)	(3,586)	(2,996)	(7,078)
Comparable Adjusted Hotel EBITDAre	$51,665	$49,537	$146,245	$138,988
Total revenue	$156,353	$158,277	$454,663	$455,612
Less: Total revenue of hotels sold(2)	(1,662)	(9,121)	(9,411)	(22,492)
Comparable total revenue	$154,691	$149,156	$445,252	$433,120

Comparable Adjusted Hotel EBITDAre Margin	33.4%	33.2%	32.8%	32.1%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

(2)	Reflects results of operations for the Hyatt Centric Santa Barbara, which was sold on July 26, 2018, and The Hotel Minneapolis, Autograph Collection, which was sold on November 8, 2017.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three and nine months ended September 30, 2018 and 2017:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income	$53,379	$18,953	$83,738	$48,633
Add: Depreciation and amortization	18,621	19,369	56,934	57,252
Less: Gain on sale of hotel	(33,109)	—	(33,109)	—
FFO	38,891	38,322	107,563	105,885
Less: Preferred share dividends	—	(430)	—	(5,274)
Write-off of issuance costs of redeemed preferred shares	—	(4,419)	—	(4,419)
Dividends declared on unvested time-based awards	(118)	(124)	(358)	(371)
Undistributed earnings allocated to unvested time-based awards	(147)	—	(63)	—
FFO available to common shareholders	38,626	33,349	107,142	95,821
Add: Write-off of issuance costs of redeemed preferred shares	—	4,419	—	4,419
Non-cash amortization(1)	54	(25)	164	(76)
AFFO available to common shareholders	$38,680	$37,743	$107,306	$100,164

FFO per common share:
Basic	$0.65	$0.56	$1.81	$1.62
Diluted	$0.65	$0.56	$1.79	$1.62

AFFO per common share:
Basic	$0.65	$0.64	$1.81	$1.70
Diluted	$0.65	$0.64	$1.79	$1.69
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to EBITDAre, Adjusted Corporate EBITDAre, Adjusted Hotel EBITDAre, and Adjusted Hotel EBITDAre Margin for the three months and year ending December 31, 2018:

	Three Months Ending December 31, 2018		Year Ending December 31, 2018
	Low	High	Low	High
Net income	$10,630	$12,580	$94,380	$96,330
Add: Interest expense	8,200	8,200	34,400	34,400
Income tax expense	—	200	1,020	1,220
Depreciation and amortization	18,270	18,270	75,200	75,200
Less: Interest income	(250)	(250)	(480)	(480)
Gain on sale of hotel	—	—	(33,110)	(33,110)
EBITDAre	36,850	39,000	171,410	173,560
Add: Non-cash amortization(1)	50	50	210	210
Adjusted Corporate EBITDAre	36,900	39,050	171,620	173,770
Add: Corporate general and administrative	4,700	4,900	19,220	19,420
Adjusted Hotel EBITDAre	41,600	43,950	190,840	193,190
Less: Adjusted Hotel EBITDAre of hotel sold(2)	—	—	(3,000)	(3,000)
Comparable Adjusted Hotel EBITDAre	$41,600	$43,950	$187,840	$190,190

Total revenue	$138,900	$142,000	$593,510	$596,660
Less: Total revenue of hotel sold(2)	—	—	(9,410)	(9,410)
Comparable total revenue	$138,900	$142,000	$584,100	$587,250

Comparable Adjusted Hotel EBITDAre Margin	29.9%	31.0%	32.2%	32.4%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

(2)	Reflects results of operations for the Hyatt Centric Santa Barbara, which was sold on July 26, 2018.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months and year ending December 31, 2018:

	Three Months Ending December 31, 2018		Year Ending December 31, 2018
	Low	High	Low	High
Net income	$10,630	$12,580	$94,380	$96,330
Add: Depreciation and amortization	18,270	18,270	75,200	75,200
Less: Gain on sale of hotel	—	—	(33,110)	(33,110)
FFO	28,900	30,850	136,470	138,420
Less: Dividends declared on unvested time-based awards	(120)	(120)	(480)	(480)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	28,780	30,730	135,990	137,940
Add: Non-cash amortization(1)	50	50	210	210
AFFO available to common shareholders	$28,830	$30,780	$136,200	$138,150
FFO per common share:
Basic	$0.49	$0.52	$2.30	$2.33
Diluted	$0.48	$0.51	$2.28	$2.31

AFFO per common share:
Basic	$0.49	$0.52	$2.30	$2.34
Diluted	$0.48	$0.52	$2.28	$2.32

Weighted-average number of common shares outstanding:
Basic	59,204	59,204	59,150	59,150
Diluted	59,748	59,748	59,660	59,660
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(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Hilton Denver City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
15	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
16	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
17	Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
18	JW Marriott San Francisco Union Square	San Francisco, CA	344	October 1, 2014
19	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
20	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,279